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
   NUMBER                                                      [LOGO]                                                      SHARES

     COMMON STOCK                                          O V E R L A N D                                         COMMON STOCK
                                                                DATA
INCORPORATED UNDER THE LAWS
OF THE STATE OF CALIFORNIA



                                                                                                                   CUSIP 690213 10 3

     THIS CERTIFIES THAT                                                                                         SEE REVERSE FOR
                                                                                                               STATEMENTS RELATING
                                                                                                             TO RIGHTS, PREFERENCES,
                                                                                                                  PRIVILEGES AND
                                                                                                               RESTRICTIONS, IF ANY




     IS THE RECORD HOLDER OF

                           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF

                                                         OVERLAND DATA, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this
Certificate properly endorsed.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:




            /s/ Martin D. Gray                                 [SEAL]                        /s/ Scott McClendon

                  SECRETARY                                                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER
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COUNTERSIGNED AND REGISTERED:
 NORWEST BANK MINNESOTA, N.A.
               TRANSFER AGENT AND REGISTRAR,


BY

                          AUTHORIZED SIGNATURE

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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
     TEN COM -- as tenants in common                                  UNIF GIFT MIN ACT -- _____________ Custodian _____________
     TEN ENT -- as tenants by the entireties                                                  (Cust)                  (Minor)
     JT TEN  -- as joint tenants with right of                                             under Uniform Gifts to Minors
                survivorship and not as tenants                                            Act _________________________________
                in common                                                                                  (State)
                                                                      UNIF TRF MIN ACT  -- _____________ Custodian (until age___)
                                                                                               (Cust)
                                                                                           ______________ under Uniform Transfers
                                                                                               (Minor)
                                                                                           to Minors Act ________________________
                                                                                                                  (State)


                               Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________________
|                                        |
|                                        |
|________________________________________|


------------------------------------------------------------------------------------------------------------------------------------
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

------------------------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________________________


                                                        X __________________________________________________________________________

                                                        X __________________________________________________________________________
                                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                          WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                          ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By ____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC 17Ad-15.
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